Putnam
Global
Natural
Resources
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-29-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In the first months of 2004, we have continued to see the same positive conditions in financial markets that arose during the recovery of 2003. The U.S. economy and corporate profits have grown impressively based on a solid foundation of rising productivity, low inflation, and low interest rates. With both consumer spending and business capital investment contributing to the expansion, the economy also shows greater equilibrium than has been the case in recent years.

These favorable economic conditions contributed to strong returns in both the stock and bond markets over the reporting period. Stocks of natural resources companies participated in the rally, driving your fund to post handsome gains for the period. The fund's performance at net asset value surpassed that of its benchmark index but lagged its Lipper category average, for reasons detailed in the following pages.

Experience teaches us that a run of good news like this does not give reason to be complacent. Rather, in such an environment, active research plays an even more important role in evaluating potential risks. Uncertainties include the possibilities of a rise in interest rates and the adverse effects of a weaker U.S. dollar. Putnam's investment management teams are focused on analyzing these and similar issues. They are also working to identify new opportunities, which may be less abundant than they were in last year's broad rally.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Global Natural Resources Fund recorded a gain for the six months ended February 29, 2004, with class A shares returning 19.76% at net asset value (NAV) and 12.89% at public offering price (POP).

 * A concentration in energy and building-materials stocks helped the fund's results at NAV exceed those of its benchmark, the S&P 500 Index, which returned 14.59% for the period.

 * Differences in portfolio composition caused the fund's performance to lag the 22.28% average return of the Lipper Natural Resources Funds category, which encompasses a broad range of strategies.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

In a buoyant period for equity markets generally and natural-resources stocks in particular, Putnam Global Natural Resources Fund recorded robust absolute returns in the first half of its fiscal year. The fund's holdings generally benefited from rising commodity prices amid a steadily improving global economy. The industries emphasized in the portfolio, energy and basic materials, fared particularly well, leading to substantial outperformance versus the fund's benchmark, the S&P 500 Index.

FUND PROFILE

Putnam Global Natural Resources Fund seeks capital appreciation by investing in stocks of companies in the energy and natural resources industries. The fund targets companies in markets worldwide, in industries such as oil and gas, chemicals, metals and mining, utilities, and paper and forest products. The fund may be appropriate for investors seeking long-term growth of capital.

The fund's Lipper peer group includes some mutual funds that employ highly specialized strategies within the natural resources sector. Your fund pursues a strategy that features exposure to a broad variety of natural resources industries, including both energy-related and basic-materials areas such as metals, chemicals, and paper. We believe these differences in portfolio composition may account for the fund's underperformance versus its Lipper category for the period.


Market overview

Stable geopolitical conditions, a $350 billion U.S. tax cut, and signs of more vigorous global economic growth amid low inflation and interest rates set the stage for a continuation of the worldwide equity market rally that began in March 2003. Robust gross domestic product (GDP) and productivity growth figures from a number of key economies, most notably the United States, gave investors confidence that prospects for corporate earnings growth were improving and helped to propel the market upward through period-end.

Many of the stocks of companies that had been most severely punished by the risk-averse environment that preceded this rally gained the most during the period. Low interest rates boosted economic growth across the globe; natural resources companies, which provide many of the raw materials for increased levels of production, flourished in this environment.

Oil and gas stocks registered especially strong gains on the back of stronger oil prices. A number of forces acted to constrict oil supplies even as demand continued to climb, including OPEC production cuts, continued depressed production in Venezuela, reduced nuclear power production in Japan in the wake of safety concerns, and delays in post-war restoration of capacity in Iraq. The building- materials sector also prospered on increasing demand in the United States and several developing countries, notably China.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/29/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.59%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                12.17%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  17.53%
-------------------------------------------------------------------------------
MSCI World Index (global stocks)                                       18.75%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.92%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.53%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)               10.00%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/29/04.
-------------------------------------------------------------------------------

Strategy overview

The most important factor in selecting stocks for your fund is our analysis of each company's underlying business worth. While a company's stock price may fluctuate, our view of its underlying worth is critical in determining our opinion on its attractiveness and weighting in the portfolio. We look for companies that we believe are worth more than their current stock prices indicate.

Themes driving industries within the natural resources sector are also important components of our strategy. During the period, the fund increased its emphasis on stocks of energy and chemical companies, which our analysis indicated were attractively valued. We especially favored select oilfield-services companies and drillers with worldwide operations that we believe are well positioned for an upswing in exploration and development activity. Conversely, we lessened the fund's exposure to basic materials and metals in the belief that valuations in these industries fully reflected (and in some cases exceeded) expectations of a global cyclical recovery.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                            as of 8/31/03           as of 2/29/04

Oil and gas                     63.9%                   64.2%

Energy/
energy services                 14.5%                   16.8%

Chemicals                        8.1%                   12.2%

Forest products
and packaging                    2.6%                    2.8%

Construction                     0.9%                    1.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The fund's position in oil exploration and production company Canadian Natural Resources was the largest single positive contributor to performance during the period. With its history of adept capital investment and its fields in Alberta, the North Sea, and West Africa, we believe that CNR is poised to substantially increase production output over the next five to ten years. We expect operating profits to rise due to higher revenues and lower production costs.

Halliburton, another major contributor to fund performance, has been undervalued compared to its peers as investors have in our view excessively discounted its asbestos-related liabilities. We believe that Halliburton's worldwide presence, like that of Schlumberger, will ultimately prove a long-term strength as successful players in the oil-field services industry become more global. Our overweight in Amerada Hess was also advantageous as this independent oil producer began to recover from the aftermath of two unsuccessful acquisitions. We believe this stock has the potential to outperform its peer group as its current price does not appear to fully reflect our valuation of the company's development pipeline, notably in Equatorial Guinea and the Gulf of Mexico.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 ExxonMobil Corp.
   Oil and gas

 2 BP PLC ADR (United Kingdom)
   Oil and gas

 3 Halliburton Co.
   Energy

 4 ENI SpA (Italy)
   Oil and gas

 5 ConocoPhillips
   Oil and gas

 6 E.I. du Pont de Nemours & Co.
   Chemicals

 7 Chevron Texaco Corp.
   Oil and gas

 8 Total SA Class B ADR (France)
   Oil and gas

 9 Amerada Hess Corp.
   Oil and gas

10 Imperial Oil, Ltd. (Canada)
   Oil and gas

Footnote reads:
These holdings represent 50.3% of the fund's net assets as of 2/29/04. The fund's holdings will change over time.

Our overweight in ExxonMobil was another plus. The company's stock price advanced strongly during the period as investors responded to its industry-leading returns on capital. We believe ExxonMobil is poised to reap the benefits of wise capital investments and higher levels of production. We initiated a position in Imperial Oil during the period. This Canadian integrated oil company has a solid balance sheet, a history of strong operating results, and a demonstrated willingness to enhance shareholder returns through stock buybacks. An ample pipeline of projects portends higher production volumes and falling costs as new projects come on stream.

Trends in currency markets, notably the continued slide of the U.S. dollar versus other major currencies, impaired the performance of some of the fund's non-U.S. holdings. For example, the revenues of one of the portfolio's largest overweights, French integrated oil company Total, are mainly in dollars while the company's costs have euro exposure. We have trimmed our position in Total but still like its favorable return on capital, shareholder-friendly restructuring of its chemicals operations, and promising fields in deepwater West Africa and the Middle East.

Similarly, South African paper giant Sappi generates much of its sales in dollars while its costs are primarily in rand, a currency which rose significantly against the dollar during the period. We nevertheless continue to favor Sappi, which carries the most attractive valuation of any global paper company as measured by free cash flow; we think the stock will benefit from growing demand for coated paper, one of Sappi's main products, in print advertising.

A holding added to the fund in fiscal 2003, Ireland-based construction company CRH, lagged the overall market during the period. Nevertheless, recent revenue and cost numbers have exceeded investor expectations, and we anticipate improving stock performance as the company digests acquisitions and leverages its greater pricing power in a consolidating industry.

The fund's position in YUKOS Oil, Russia's largest oil company, was another detractor. The arrest of Yukos' chairman and largest shareholder caused the stock to falter while spurring investor concerns about the future political climate for capitalism in Russia. We eliminated the holding from the portfolio as we believed its risk return profile was not in keeping with our guidelines for this fund.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's strategy as well as market conditions and may vary in the future.

The fund's management team

The fund is managed by the Putnam Global Equity Research Team, using an analyst-driven interdisciplinary process in which all members take part in management of the fund.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe the outlook for the natural-resources sector, and particularly energy-related industries, is positive. Oil and gas prices should remain above mid-cycle levels as the global economic recovery continues to progress amid tight inventories. Although Iraqi and Venezuelan capacity is in the process of being restored after last year's disruptions, it is unlikely that production from these countries will return quickly to normal levels. Accordingly, we are slightly overweighting energy-related companies, particularly those in the oilfield services and drilling industries. Within energy, we are targeting companies whose stock prices are attractively valued by our measures, as we find that valuation levels of energy issues overall are not cheap.

In our view, current valuations in basic materials industries are generally high; investors have aggressively priced in the effects of a global cyclical recovery. In many of the category's sub-industries (cement, construction, building materials), we favor stocks of non-U.S. companies because, according to our analysis, their valuations are, in many cases, more appealing than those of their U.S. counterparts. Also on valuation grounds, we are currently trimming the fund's overall exposure to the paper and chemicals industries, while retaining holdings in select names.

We believe the fund's strategy of targeting stocks of competitively positioned companies selling below our view of their long-term business worth will continue to serve the fund well, whatever direction the markets take.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund concentrates its investments in one sector and involves more risk than a fund that invests more broadly.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 29, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/29/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)             (7/24/80)              (2/1/94)             (7/26/99)              (7/3/95)       (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
6 months                  19.76%     12.89%     19.35%     14.35%     19.35%     18.35%     19.50%     15.29%     19.69%
----------------------------------------------------------------------------------------------------------------------------------
1 year                    35.39      27.59      34.39      29.39      34.46      33.46      34.79      30.09      35.14
----------------------------------------------------------------------------------------------------------------------------------
5 years                   76.48      66.37      69.84      67.84      69.98      69.98      71.99      65.93      74.40
Annual average            12.03      10.72      11.17      10.91      11.19      11.19      11.46      10.66      11.77
----------------------------------------------------------------------------------------------------------------------------------
10 years                 145.20     131.04     127.38     127.38     127.51     127.51     133.04     124.81     139.36
Annual average             9.38       8.73       8.56       8.56       8.57       8.57       8.83       8.44       9.12
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.14       6.87       6.25       6.25       6.28       6.28       6.52       6.36       6.88
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


--------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/29/04
--------------------------------------------------------------------------
                                                         Lipper Natural
                                                          Resources Funds
                                                            category
                                        S&P 500 Index        average*
--------------------------------------------------------------------------
6 months                                  14.59%              22.28%
--------------------------------------------------------------------------
1 year                                    38.52               40.40
--------------------------------------------------------------------------
5 years                                   -0.60              132.93
Annual average                            -0.12               17.11
--------------------------------------------------------------------------
10 years                                 193.17              189.29
Annual average                            11.36               10.92
--------------------------------------------------------------------------
Annual average
(life of fund)                            13.33                9.01
--------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 2/29/04, there were 77, 75, 54, and 20 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 2/29/04
------------------------------------------------------------------------------------------
                Class A         Class B         Class C         Class M         Class R
------------------------------------------------------------------------------------------
Share value:  NAV     POP         NAV             NAV         NAV     POP         NAV
------------------------------------------------------------------------------------------
8/31/03      $17.92  $19.01     $17.42           $17.62      $17.80  $18.45          --
------------------------------------------------------------------------------------------
12/1/03+         --      --         --               --          --      --      $18.32
------------------------------------------------------------------------------------------
2/29/04       21.46   22.65      20.79            21.03       21.27   22.04       21.46
------------------------------------------------------------------------------------------

 * The fund made no distributions during the period.

 + Inception for class R shares.

++ Reflects a reduction in sales charges that took effect on January 28, 2004.


----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (7/24/80)              (2/1/94)             (7/26/99)              (7/3/95)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
6 months                  21.94%     14.90%     21.45%     16.45%     21.45%     20.45%     21.63%     17.36%     21.81%
----------------------------------------------------------------------------------------------------------------------------------
1 year                    36.65      28.80      35.59      30.59      35.59      34.59      35.98      31.24      36.32
----------------------------------------------------------------------------------------------------------------------------------
5 years                   56.58      47.60      50.79      48.79      50.78      50.78      52.61      47.28      54.68
Annual average             9.38       8.10       8.56       8.27       8.56       8.56       8.82       8.05       9.12
----------------------------------------------------------------------------------------------------------------------------------
10 years                 161.69     146.70     142.68     142.68     142.64     142.64     148.58     139.85     155.24
Annual average            10.10       9.45       9.27       9.27       9.27       9.27       9.53       9.14       9.82
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.08       6.81       6.19       6.19       6.21       6.21       6.45       6.29       6.81
----------------------------------------------------------------------------------------------------------------------------------


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk      3.48

U.S. stock
fund average          3.97

Percentile rank [plot as risk bar]: 72%

0%  INCREASING RISK >  100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
February 29, 2004 (Unaudited)

Common stocks (99.6%) (a)
Number of shares                                                          Value

Building Materials (1.3%)
-------------------------------------------------------------------------------
     1,301,145 Aggregate Industries PLC (United
               Kingdom)                                              $2,082,536
        29,100 Vulcan Materials Co.                                   1,376,430
                                                                 --------------
                                                                      3,458,966

Chemicals (12.2%)
-------------------------------------------------------------------------------
         9,460 Air Liquide (France)                                   1,675,858
        24,600 Avery Dennison Corp.                                   1,558,902
        67,571 BASF AG (Germany)                                      3,592,780
        22,636 Ciba Specialty Chemicals AG
               (Switzerland) (NON)                                    1,626,026
       208,439 Dow Chemical Co. (The)                                 9,060,843
       258,400 E.I. du Pont de Nemours & Co.                         11,651,256
        41,569 PPG Industries, Inc.                                   2,439,685
                                                                 --------------
                                                                     31,605,350

Construction (1.3%)
-------------------------------------------------------------------------------
       166,960 CRH PLC (Ireland)                                      3,484,562

Energy (16.8%)
-------------------------------------------------------------------------------
        50,900 Baker Hughes, Inc.                                     1,914,858
        93,004 BJ Services Co. (NON)                                  4,026,143
        18,417 Compania Espanola de Petroleos, S.A.
               (CEPSA) (Spain)                                          628,956
        53,828 ENSCO International, Inc.                              1,580,928
       302,588 GlobalSantaFe Corp. (Cayman Islands)                   8,926,346
       402,689 Halliburton Co.                                       12,869,940
        29,500 Nabors Industries, Ltd. (Bermuda)
               (NON)                                                  1,396,825
        72,569 Precision Drilling Corp. (Canada)
               (NON)                                                  3,466,999
        50,900 Pride International, Inc. (NON)                          872,426
        80,939 Schlumberger, Ltd.                                     5,219,756
        55,114 Weatherford International, Ltd.
               (Bermuda) (NON)                                        2,469,107
                                                                 --------------
                                                                     43,372,284

Forest Products and Packaging (2.8%)
-------------------------------------------------------------------------------
       291,700 Abitibi-Consolidated, Inc. (Canada)                    2,304,554
        49,750 Hankuk Paper Manufacturing Co., Ltd.
               (South Korea)                                          1,119,904
       159,600 Sappi, Ltd. ADR (South Africa)                         2,186,520
        85,206 Smurfit-Stone Container Corp.                          1,581,423
                                                                 --------------
                                                                      7,192,401

Metals (1.0%)
-------------------------------------------------------------------------------
        99,851 BHP, Ltd. ADR (Australia)                              1,908,153
        27,704 Rio Tinto PLC (United Kingdom)                           740,823
                                                                 --------------
                                                                      2,648,976

Oil & Gas (64.2%)
-------------------------------------------------------------------------------
       159,707 Amerada Hess Corp.                                    10,277,145
     1,371,531 BG Group PLC (United Kingdom)                          8,068,126
       960,186 BP PLC (United Kingdom)                                7,710,814
       326,800 BP PLC ADR (United Kingdom)                           16,078,560
        67,306 Burlington Resources, Inc.                             3,940,093
       121,058 Canadian Natural Resources, Ltd.
               (Canada)                                               6,609,151
       118,500 Chevron Texaco Corp.                                  10,469,475
       763,500 CNOOC, Ltd. (Hong Kong)                                1,544,931
       173,100 ConocoPhillips                                        11,921,397
        85,184 Energy Partners, Ltd. (NON)                            1,170,428
       620,675 ENI SpA (Italy)                                       12,159,688
       579,696 ExxonMobil Corp.                                      24,445,780
       220,300 Imperial Oil, Ltd. (Canada)                           10,100,755
        19,995 Murphy Oil Corp.                                       1,254,286
       115,900 Nexen, Inc. (Canada)                                   4,314,828
       348,000 Nippon Oil Corp. (Japan)                               1,818,838
       175,100 Noble Corp. (Cayman Islands) (NON)                     7,109,060
        76,079 Occidental Petroleum Corp.                             3,377,908
       425,900 Statoil ASA (Norway)                                   5,053,595
       112,567 Total SA Class B ADR (France)                         10,355,038
        50,500 Valero Energy Corp.                                    3,030,000
       213,200 Western Oil Sands, Inc. (Canada)
               (NON)                                                  5,307,358
                                                                 --------------
                                                                    166,117,254
                                                                 --------------
               Total Common stocks (cost $198,169,923)             $257,879,793

Short-term investments (1.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $558,016 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.03% to 1.08% due March 1, 2003 (d)                    $558,000
     2,089,151 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.01% to 1.07%
               and due dates ranging from March 1,
               2004 to April 23, 2004 (d)                             2,089,151
                                                                 --------------
               Total Short-term investments (cost $2,647,151)        $2,647,151
-------------------------------------------------------------------------------
               Total Investments (cost $200,817,074)               $260,526,944
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $259,003,785.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at February 29, 2004:
      (as a percentage of Market Value)

            Bermuda           1.5%       Italy             4.7%
            Canada           12.3        Norway            1.9
            Cayman Islands    6.2        United Kingdom   13.3
            France            4.6        United States    48.6
            Germany           1.4        Other             4.2
            Ireland           1.3                        -----
                                         Total           100.0%


Forward currency contracts to buy at February 29, 2004 (Unaudited)
(aggregate face value $3,652,140)
                                                        Aggregate          Delivery        Unrealized
                                          Value        face value              date      depreciation
------------------------------------------------------------------------------------------------------
Australian Dollar                      $873,077          $881,146           6/16/04           $(8,069)
Japanese Yen                          2,757,832         2,770,994           3/17/04           (13,162)
------------------------------------------------------------------------------------------------------
                                                                                             $(21,231)
------------------------------------------------------------------------------------------------------

Forward currency contracts to sell at February 29, 2004 (Unaudited)
(aggregate face value $47,578,258)
                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
British Pound                       $12,127,440       $12,132,284           6/16/04            $4,844
Canadian Dollar                      21,998,056        22,136,647           6/16/04           138,591
Euro                                  6,386,090         6,405,201           6/16/04            19,111
Hong Kong Dollar                      1,154,189         1,159,158           3/17/04             4,969
Japanese Yen                            634,442           653,612           3/17/04            19,170
Norwegian Krone                       3,782,168         3,940,502           3/17/04           158,334
Swiss Franc                           1,167,970         1,150,854           3/17/04           (17,116)
------------------------------------------------------------------------------------------------------
                                                                                             $327,903
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
February 29, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $546,282 of
securities on loan (identified cost $200,817,074) (Note 1)       $260,526,944
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             948,435
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                358,518
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               345,019
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             864,542
-------------------------------------------------------------------------------
Total assets                                                      263,043,458

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      385,035
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            811,674
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          442,371
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             74,138
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 36,521
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,156
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                138,014
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                   38,347
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              1,490,183
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                    558,000
-------------------------------------------------------------------------------
Other accrued expenses                                                 64,234
-------------------------------------------------------------------------------
Total liabilities                                                   4,039,673
-------------------------------------------------------------------------------
Net assets                                                       $259,003,785

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $194,202,596
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (1,675,293)
-------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                      6,445,069
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and asset and
liabilities in foreign currencies                                  60,031,413
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $259,003,785

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($166,232,926 divided by 7,745,138 shares)                             $21.46
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $21.46)*                $22.65
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($76,516,018 divided by 3,680,711 shares)**                            $20.79
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($13,067,668 divided by 621,523 shares)**                              $21.03
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,139,193 divided by 147,602 shares)                                 $21.27
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $21.27)*                $22.04
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($47,980 divided by 2,236 shares)                        $21.46
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended February 29, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $107,340)                         $2,125,389
-------------------------------------------------------------------------------
Interest                                                               13,448
-------------------------------------------------------------------------------
Securities lending                                                      3,267
-------------------------------------------------------------------------------
Total investment income                                             2,142,104

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      923,696
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        409,247
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              8,451
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        3,572
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 211,718
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 388,108
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  70,257
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  11,982
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      21
-------------------------------------------------------------------------------
Other                                                                  88,894
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                            6,562
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                      (6,562)
-------------------------------------------------------------------------------
Total expenses                                                      2,115,946
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (232,290)
-------------------------------------------------------------------------------
Net expenses                                                        1,883,656
-------------------------------------------------------------------------------
Net investment income                                                 258,448
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   27,164,490
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       256,478
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (4,531,940)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                  767,400
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       21,454,622
-------------------------------------------------------------------------------
Net gain on investments                                            45,111,050
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $45,369,498
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                February 29         August 31
Increase (decrease) in net assets                      2004*             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                               $258,448       $2,244,497
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     22,889,028      (14,247,049)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        22,222,022       38,477,061
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        45,369,498       26,474,509
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
   Class A                                                --         (990,062)
-------------------------------------------------------------------------------
   Class M                                                --             (950)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (73,074,616)     (13,029,771)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (27,705,118)      12,453,726

Net assets
-------------------------------------------------------------------------------
Beginning of period                              286,708,903      274,255,177
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss and distributions in excess
of net investment income of $1,675,293 and
$1,933,741, respectively)                       $259,003,785     $286,708,903
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended
                                February 29
Per-share                       (Unaudited)                                Year ended August 31
operating performance               2004            2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $17.92          $16.22          $19.58          $21.79          $19.98          $15.28
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)            .04             .18             .14             .14             .14             .20
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          3.50            1.62           (1.50)           (.79)           2.17            5.91
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               3.54            1.80           (1.36)           (.65)           2.31            6.11
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                     --            (.10)           (.12)           (.12)           (.19)           (.23)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --              --           (1.88)          (1.44)           (.31)          (1.18)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                   --            (.10)          (2.00)          (1.56)           (.50)          (1.41)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $21.46          $17.92          $16.22          $19.58          $21.79          $19.98
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             19.76*          11.12           (7.26)          (3.25)          12.07           42.50
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $166,233        $186,504        $173,632        $192,785        $206,190        $200,824
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .66*           1.26            1.18            1.14            1.15            1.16
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment inco
to average net assets (%)            .23*           1.12             .81             .69             .74            1.09
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             41.59*         131.17          137.57          102.45          199.50          118.37
-------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended
                                February 29
Per-share                       (Unaudited)                                 Year ended August 31
operating performance               2004            2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $17.42          $15.80          $19.14          $21.37          $19.61          $15.00
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income
(loss) (a)                          (.03)            .05             .01            (.01)           (.01)            .06
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          3.40            1.57           (1.47)           (.78)           2.13            5.81
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               3.37            1.62           (1.46)           (.79)           2.12            5.87
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                     --              --              --              --            (.05)           (.08)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --              --           (1.88)          (1.44)           (.31)          (1.18)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                   --              --           (1.88)          (1.44)           (.36)          (1.26)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $20.79          $17.42          $15.80          $19.14          $21.37          $19.61
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             19.35*          10.25           (7.96)          (3.98)          11.19           41.42
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $76,516         $82,109         $87,085        $113,258        $126,004        $146,228
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.04*           2.01            1.93            1.89            1.90            1.91
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                      (.14)*           .35             .05            (.07)           (.04)            .35
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             41.59*         131.17          137.57          102.45          199.50          118.37
-------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------------------
                                Six months                                                                        For the
                                   ended                                                                           period
                                February 29                                                                    July 26, 1999+
Per-share                       (Unaudited)                         Year ended August 31                       to August 31
operating performance               2004            2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $17.62          $15.98          $19.34          $21.64          $19.98          $19.78
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income
(loss) (a)                          (.03)            .06             .02              -- (d)         .03             .02
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          3.44            1.58           (1.49)           (.81)           2.12             .18
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               3.41            1.64           (1.47)           (.81)           2.15             .20
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                     --              --            (.01)           (.05)           (.18)             --
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --              --           (1.88)          (1.44)           (.31)             --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                   --              --           (1.89)          (1.49)           (.49)             --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $21.03          $17.62          $15.98          $19.34          $21.64          $19.98
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             19.35*          10.26           (7.94)          (4.03)          11.22            1.01*
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $13,068         $14,546          $9,657          $7,878          $4,040            $209
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.04*           2.01            1.93            1.89            1.90             .19*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                      (.14)*           .40             .09            (.02)            .14             .13*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             41.59*         131.17          137.57          102.45          199.50          118.37
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
                                February 29
Per-share                       (Unaudited)                                 Year ended August 31
operating performance               2004            2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $17.80          $16.11          $19.43          $21.62          $19.82          $15.15
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)             -- (d)         .10             .05             .03             .05             .11
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          3.47            1.59           (1.49)           (.78)           2.14            5.86
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               3.47            1.69           (1.44)           (.75)           2.19            5.97
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                     --              -- (d)          --              -- (d)        (.08)           (.12)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --              --           (1.88)          (1.44)           (.31)          (1.18)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                   --              --           (1.88)          (1.44)           (.39)          (1.30)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $21.27          $17.80          $16.11          $19.43          $21.62          $19.82
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             19.50*          10.52           (7.72)          (3.73)          11.47           41.72
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,139          $3,550          $3,881          $5,448          $8,254         $10,537
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .91*           1.76            1.68            1.64            1.65            1.66
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                      (.02)*           .60             .30             .16             .26             .62
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             41.59*         131.17          137.57          102.45          199.50          118.37
-------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------
                                                                                      For the
                                                                                       period
                                                                                 December 1, 2003+
Per-share                                                                         to February 29
operating performance                                                                   2004
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $18.32
---------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------
Net investment income (a)                                                                .02
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                     3.12
---------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   3.14
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $21.46
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                 17.14*
---------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                           $48
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                .52*
---------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                .05*
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                 41.59*
---------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
February 29, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Natural Resources Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund continues to seek capital appreciation by investing primarily in the common stocks of companies in the energy and natural resource industries. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M and class R shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 29, 2004, the value of securities loaned amounted to $546,282. The fund received cash collateral of $558,000 which is pooled with collateral of other Putnam funds into 10 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2003, the fund had a capital loss carryover of $12,099,349 available to the extent allowed by the Code to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
    $3,190,780   Aug. 31, 2010
     8,908,569   Aug. 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004, $4,557,476 of losses recognized during the period November 1, 2002 to August 31, 2003.

The aggregate identified cost on a tax basis is $202,984,502, resulting in gross unrealized appreciation and depreciation of $57,820,920 and $278,478, respectively, or net unrealized appreciation of $57,542,442.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor serving agent functions to the fund. During the six months ended February 29, 2004, the fund paid PFTC $348,855 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 29, 2004, the fund's expenses were reduced by $232,290 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $810, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 29, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $12,466 and $196 from the sale of class A and class M shares, respectively, and received $232,248 and $9,325 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 29, 2004, Putnam Retail Management, acting as underwriter, received $74,611 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 29, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $109,965,798 and $183,631,540, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At February 29, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            636,877       $12,472,083
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       636,877        12,472,083

Shares repurchased                  (3,298,679)      (61,724,249)
----------------------------------------------------------------
Net decrease                        (2,661,802)     $(49,252,166)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,286,778       $53,126,656
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        54,525           892,886
----------------------------------------------------------------
                                     3,341,303        54,019,542

Shares repurchased                  (3,639,739)      (57,934,078)
----------------------------------------------------------------
Net decrease                          (298,436)      $(3,914,536)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            354,775        $6,659,207
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       354,775         6,659,207

Shares repurchased                  (1,386,735)      (25,653,467)
----------------------------------------------------------------
Net decrease                        (1,031,960)     $(18,994,260)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            750,649       $11,813,010
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       750,649        11,813,010

Shares repurchased                  (1,549,262)      (23,986,799)
----------------------------------------------------------------
Net decrease                          (798,613)     $(12,173,789)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            135,758        $2,498,801
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       135,758         2,498,801

Shares repurchased                    (339,728)       (6,423,104)
----------------------------------------------------------------
Net decrease                          (203,970)      $(3,924,303)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            496,392        $8,035,879
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       496,392         8,035,879

Shares repurchased                    (275,234)       (4,314,273)
----------------------------------------------------------------
Net increase                           221,158        $3,721,606
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              9,358          $179,201
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         9,358           179,201

Shares repurchased                     (61,138)       (1,128,837)
----------------------------------------------------------------
Net decrease                           (51,780)        $(949,636)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             45,281          $733,397
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        45,281           733,397
----------------------------------------------------------------
Shares repurchased                     (86,845)       (1,396,449)
----------------------------------------------------------------
Net decrease                           (41,564)        $(663,052)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                            to February 29, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              2,265           $46,357
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         2,265            46,357
----------------------------------------------------------------
Shares repurchased                         (29)             (608)
----------------------------------------------------------------
Net increase                             2,236           $45,749
----------------------------------------------------------------

At February 29, 2004, Putnam, LLC owned 55 class R shares of the fund (2.45% of class R shares outstanding), valued at $1,180.


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended February 29, 2004, Putnam Management has assumed $6,562 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds* (formerly 4.75%).

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and Chief
Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA007-212131  018/501/2AD  4/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 4, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 4, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 4, 2004